UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:     811-07154

Cohen & Steers Total Return Realty Fund, Inc.

(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY 10017

(Address of principal executive offices) (Zip code)

Dana A. DeVivo

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:     (212) 832-3232

Date of fiscal year end:     December 31

Date of reporting period:     June 30, 2022

Item 1. Reports to Stockholders.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2022. The total returns for Cohen & Steers Total Return Realty Fund, Inc. (the Fund) and its comparative benchmarks were:

Six Months Ended June 30, 2022
Cohen & Steers Total Return Realty Fund at Net Asset Value[a]	–16.62%
Cohen & Steers Total Return Realty Fund at Market Value[a]	–20.17%
FTSE Nareit All Equity REITs Index[b]	–19.17%
Blended Benchmark—80% FTSE Nareit All Equity REITs Index/20% ICE BofA REIT Preferred Securities Index[b]	–18.59%
S&P 500 Index[b]	–19.96%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

Managed Distribution Policy

The Fund, acting in accordance with an exemptive order received from the U.S. Securities and Exchange Commission (SEC) and with approval of its Board of Directors (the Board), adopted a managed distribution policy under which the Fund intends to include long-term capital gains, where applicable, as part of the regular monthly cash distributions to its shareholders (the Plan). The Plan gives the Fund greater flexibility to realize long-term capital gains and to distribute those gains on a regular monthly basis. In accordance with the Plan, the Fund currently distributes $0.08 per share on a monthly basis.

The Fund may pay distributions in excess of the Fund’s investment company taxable income and net realized gains. This excess would be a return of capital distributed from the Fund’s assets. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

[a]	As a closed-end investment company, the price of the Fund’s exchange-traded shares will be set by market forces and can deviate from the net asset value (NAV) per share of the Fund.
[b]

The FTSE Nareit All Equity REITs Index contains all tax-qualified REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria. The ICE BofA REIT Preferred Securities Index tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market including all REITs. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Fund’s Plan. The Fund’s total return based on NAV is presented in the table above as well as in the Consolidated Financial Highlights table.

The Plan provides that the Board may amend or terminate the Plan at any time without prior notice to Fund shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination. The termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above NAV) or widening an existing trading discount.

Market Review

In the six-month period ended June 30, 2022, U.S. real estate securities declined sharply along with the broader equities market. Amid ongoing supply chain challenges, the U.S. economy slowed abruptly and inflation climbed to a 40-year high as Russia’s invasion of Ukraine in late February led to a pronounced increase in prices for energy and other commodities. Bond yields rose meaningfully and the Federal Reserve (along with most major central banks) began to aggressively raise interest rates to slow demand to check persistently high inflation. While real estate fundamentals generally remained sound, slower growth and higher inflation clouded the outlook for REITs, particularly for sectors lacking pricing power.

Fund Performance

The Fund had a negative total return in the period and outperformed its blended benchmark on a NAV basis but underperformed on a market price basis.

Among REIT common shares, hotels declined but outperformed the benchmark as business and leisure travel continued to rebound (though occupancies remained below pre-pandemic levels). Also, hotels are among the shorter-lease-duration property types, which typically helps the sector’s performance in inflationary environments. The Fund’s security selection in hotels contributed to relative performance.

Despite continued strong demand (and having short-duration leases that can rapidly adjust in inflationary conditions), self storage companies trailed the benchmark on the prospect that a slower economy this year and next could erase the occupancy gains the sector experienced during the pandemic. The Fund’s stock selection in the self storage sector contributed to relative performance. This included an overweight in Public Storage, which investors viewed as a relatively safe haven.

Health care was a relative outperformer, declining less than other REIT sectors as investors favored the shares for the stability of the companies’ rents. An overweight allocation in health care contributed to relative performance.

Residential sectors, including apartments, manufactured homes and single family homes for rent, declined despite demographic tailwinds and a healthy jobs market and as home affordability worsened with sharply higher mortgage rates and the growth in asset values. The Fund’s selection in residential sectors, particularly apartments, detracted from relative performance. This included having no investment in student housing provider American Campus Communities, which rose as the company agreed to be acquired by a private equity firm in an all-cash deal.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Many retail property companies reported record leasing volumes and strong leasing spreads in the period. Despite historically being interest rate-sensitive, net lease property owners outperformed the benchmark given their stable cash flows with long leases amid evidence of solid external growth and increased odds of a recession. Shopping centers modestly underperformed, with grocery-anchored assets seen as being somewhat defensive. Regional mall companies underperformed the index on the marked deterioration in consumer sentiment and its implications for tenants. The Fund’s overweight in free standing REITs aided relative performance, as did our underweight and selection in shopping centers. The portfolio’s overweight allocation in the mall sector (via a position in Simon Property Group) detracted from relative returns. The shares declined meaningfully despite strong demand for Simon’s portfolio of high-quality assets, as concerns of a consumer slowdown took precedence.

Demand for warehouse space remained high, but growth expectations for the industrial sector diminished with Amazon’s plans to scale back the growth of its logistics space usage. In recent years, the internet retailer played a key role in industrial space leasing. However, it is believed that other retailers will continue to add warehouse space, mostly offsetting Amazon’s curtailed plans. The portfolio’s security selection in the industrial sector was a significant factor in relative performance. Contributors included an overweight in refrigerated warehouse specialist Americold, which outperformed as improvements in labor availability translated into better production, higher inventory and pricing power for the company. An overweight in Duke Realty was also beneficial as the company agreed to be acquired by Prologis at a premium price.

Office REITs continued to underperform, as earnings results underscored a difficult leasing environment. Although the number of daily commuters to offices continues to climb, occupancies are still below 50% and the long-term impact on tenant demand due to work-from-home policies remains uncertain, which has also affected asset values. The Fund’s underweight allocation and selection in the office sector contributed to relative performance.

Although lumber prices declined materially in the first half of 2022, timber REITs held up relatively well. With rising mortgage rates and home prices, affordability is stretched and home sales have begun slowing, which we think could impact lumber prices in the future. The timing of our allocations in the sector modestly aided relative returns.

Infrastructure REITs outperformed on healthy leasing activity from wireless carriers rolling out 5G telecom equipment and as mobile data usage continues to grow. The Fund’s stock selection and overweight allocation in the sector was beneficial to relative performance. In contrast, data centers appeared to be caught up in this year’s technology stock selloff. The sector underperformed other REIT categories despite strong underlying fundamentals. Tenant demand has shown no signs of abating, with capital spending for cloud computing expected to accelerate in 2022, for instance. Our underweight in data centers contributed to relative performance. However, this was offset by adverse security selection in the sector.

The Fund held a modest out-of-index investment in private real estate in the period, which offered an attractive yield and access to investments that are often overlooked by listed real estate companies. The Fund’s allocation to private real estate contributed to relative performance.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Preferred securities also had broad-based declines, along with other fixed income segments. In addition to preferred securities contending with rising interest rates, the actions and comments from central banks caused credit spreads to widen. The macro headwinds rattling financial markets notwithstanding, fundamentals for issuers of preferreds remained generally solid. The Fund’s security selection in preferred securities aided relative returns. However, the positive effect was partially offset by our underweight in preferreds, which overall outperformed common stocks. The Fund’s out-of-benchmark allocation to corporate bonds also contributed to performance, as these holdings declined but held up better than real estate stocks in the period.

Impact of Derivatives on Fund Performance

The Fund engaged in the buying and selling of single stock options with the intention of enhancing total returns and reducing overall volatility. These contracts did not have a material effect on the Fund’s total return for the six-month period ended June 30, 2022.

The Fund also used forward foreign currency exchange contracts for managing currency risk on certain Fund positions denominated in foreign currencies. The currency forwards did not have a material effect on the Fund’s total return for the six-month period ended June 30, 2022.

Sincerely,

WILLIAM F. SCAPELL	JASON YABLON
Portfolio Manager	Portfolio Manager

MATHEW KIRSCHNER
Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds specializes in liquid real assets, including real estate securities, listed infrastructure and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Performance Review (Unaudited)

Average Annual Total Returns—For Periods Ended June 30, 2022

	1 Year	5 Years	10 Years	Since Inception[a]
Fund at NAV	–5.17%	7.34%	8.59%	9.65%
Fund at Market Value	–12.20%	8.99%	8.85%	9.40%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

[a]	Commencement of investment operations was September 27, 1993.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

June 30, 2022

Top Ten Holdingsa

(Unaudited)

Security	Value	% of Net Assets

American Tower Corp.	$31,046,517	8.9
Prologis, Inc.	20,621,927	5.9
Public Storage	17,973,522	5.2
Welltower, Inc.	16,245,184	4.7
Invitation Homes, Inc.	16,218,645	4.7
Realty Income Corp.	15,845,808	4.6
Duke Realty Corp.	13,880,645	4.0
Equinix, Inc.	12,153,556	3.5
Extra Space Storage, Inc.	11,597,761	3.3
Simon Property Group, Inc.	11,264,061	3.3

[a]

Top ten holdings (excluding short-term investments and derivative instruments) are determined on the basis of the value of individual securities held. The Fund may also hold positions in other securities issued by the companies listed above. See the Consolidated Schedule of Investments for additional details on such other positions.

Sector Breakdownb

(Based on Net Assets)

(Unaudited)

[b]	Excludes derivative instruments.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

June 30, 2022 (Unaudited)

		Shares	Value
COMMON STOCK	79.3%
COMMUNICATIONS—TOWERS	12.1%
American Tower Corp.		121,470	$31,046,517
Crown Castle International Corp.		64,762	10,904,626

			41,951,143

REAL ESTATE	67.2%
DATA CENTERS	6.2%
Digital Realty Trust, Inc.		71,556	9,290,115
Equinix, Inc.		18,498	12,153,556

			21,443,671

HEALTH CARE	8.6%
Healthcare Trust of America, Inc., Class A		133,347	3,721,715
Healthpeak Properties, Inc.		283,149	7,336,391
Ventas, Inc.		51,706	2,659,239
Welltower, Inc.		197,270	16,245,184

			29,962,529

HOTEL	1.4%
Host Hotels & Resorts, Inc.		304,256	4,770,734

INDUSTRIALS	12.3%
Americold Realty Trust, Inc.		210,861	6,334,265
BG LLH, LLC (Lineage Logistics)[a,b]		21,740	1,974,209
Duke Realty Corp.		252,605	13,880,645
Prologis, Inc.[c]		175,282	20,621,927

			42,811,046

NET LEASE	7.4%
NETSTREIT Corp.[c]		100,044	1,887,830
Realty Income Corp.		232,139	15,845,808
Spirit Realty Capital, Inc.		119,672	4,521,208
VICI Properties, Inc.		117,016	3,485,907

			25,740,753

OFFICE	0.7%
Highwoods Properties, Inc.		71,119	2,431,559

See accompanying notes to the consolidated financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2022 (Unaudited)

		Shares	Value
RESIDENTIAL	15.1%
APARTMENT	8.3%
Apartment Income REIT Corp.		67,866	$2,823,226
Camden Property Trust		34,958	4,701,152
Essex Property Trust, Inc.		20,120	5,261,581
Mid-America Apartment Communities, Inc.		41,239	7,203,216
UDR, Inc.		189,607	8,729,506

			28,718,681

MANUFACTURED HOME	2.1%
Sun Communities, Inc.		46,013	7,332,632

SINGLE FAMILY	4.7%
Invitation Homes, Inc.		455,836	16,218,645

TOTAL RESIDENTIAL			52,269,958

SELF STORAGE	8.5%
Extra Space Storage, Inc.		68,174	11,597,761
Public Storage		57,484	17,973,522

			29,571,283

SHOPPING CENTERS	4.8%
COMMUNITY CENTER	1.5%
Kimco Realty Corp.		265,163	5,242,273

REGIONAL MALL	3.3%
Simon Property Group, Inc.		118,669	11,264,061

Total Shopping Centers			16,506,334

SPECIALTY	1.3%
Lamar Advertising Co., Class A		52,966	4,659,419

TIMBER	0.9%
Weyerhaeuser Co.		97,172	3,218,337

TOTAL REAL ESTATE			233,385,623

TOTAL COMMON STOCK (Identified cost—$197,957,783)			275,336,766

PREFERRED SECURITIES—$25 PAR VALUE	8.5%
BANKS	0.6%
JPMorgan Chase & Co., 5.75%, Series DDd		25,000	622,750
JPMorgan Chase & Co., 4.75%, Series GGd		25,000	533,750

See accompanying notes to the consolidated financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2022 (Unaudited)

		Shares	Value
JPMorgan Chase & Co., 4.625%, Series LLd		22,843	$453,662
Wells Fargo & Co., 4.25%, Series DDd		9,775	171,844
Wells Fargo & Co., 4.75%, Series Zd		18,400	357,880

			2,139,886

ELECTRIC	0.4%
CMS Energy Corp., 5.625%, due 3/15/78		5,162	126,985
CMS Energy Corp., 5.875%, due 10/15/78		17,000	396,440
CMS Energy Corp., 5.875%, due 3/1/79		20,000	476,400
DTE Energy Co., 5.25%, due 12/1/77, Series E		12,000	285,600
Southern Co./The, 4.95%, due 1/30/80, Series 2020		7,000	152,971

TOTAL ELECTRIC			1,438,396

FINANCIAL—INVESTMENT BANKER/BROKER	0.1%
Morgan Stanley, 6.375% to 10/15/24, Series Id,e		15,000	380,100

INSURANCE—MULTI-LINE	0.1%
Allstate Corp./The, 5.10%, Series Hd		15,000	335,400

INTEGRATED TELECOMMUNICATIONS SERVICES	0.3%
AT&T, Inc., 5.625%, due 8/1/67		9,578	240,695
AT&T, Inc., 5.00%, Series Ad		15,000	310,350
United States Cellular Corp., 5.50%, due 6/1/70		21,378	400,410

			951,455

PIPELINES	0.2%
Energy Transfer LP, 7.60% to 5/15/24, Series Ed,e		27,235	634,576

REAL ESTATE	6.8%
DATA CENTERS	1.0%
Digital Realty Trust, Inc., 5.85%, Series Kd		19,588	491,071
Digital Realty Trust, Inc., 5.20%, Series Ld		10,175	242,063
DigitalBridge Group, Inc., 7.15%, Series Id		74,794	1,608,071
DigitalBridge Group, Inc., 7.125%, Series Jd		43,643	940,507
KKR Real Estate Finance Trust, Inc., 6.50%, Series Ad		15,001	326,273

			3,607,985

DIVERSIFIED	1.0%
Armada Hoffler Properties, Inc., 6.75%, Series Ad		53,000	1,303,270
EPR Properties, 5.75%, Series Gd		26,472	572,060
Lexington Realty Trust, 6.50%, Series C ($50 Par Value)[d]		17,289	894,647
Urstadt Biddle Properties, Inc., 5.875%, Series Kd		25,000	538,500

			3,308,477

See accompanying notes to the consolidated financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2022 (Unaudited)

		Shares	Value
HOTEL	1.2%
Pebblebrook Hotel Trust, 6.30%, Series Fd		28,944	$600,009
Pebblebrook Hotel Trust, 6.375%, Series Gd		28,566	585,603
Pebblebrook Hotel Trust, 5.70%, Series Hd		24,000	450,960
RLJ Lodging Trust, 1.95%, Series Ad		33,675	873,193
Summit Hotel Properties, Inc., 6.25%, Series Ed		31,105	625,833
Summit Hotel Properties, Inc., 5.875%, Series Fd		19,054	362,026
Sunstone Hotel Investors, Inc., 6.125%, Series Hd		14,000	287,280
Sunstone Hotel Investors, Inc., 5.70%, Series Id		9,827	202,436

			3,987,340

INDUSTRIALS	0.3%
PS Business Parks, Inc., 5.20%, Series Yd		18,000	336,060
Rexford Industrial Realty, Inc., 5.625%, Series Cd		23,833	586,530

			922,590

NET LEASE	0.4%
Agree Realty Corp., 4.25%, Series Ad		15,501	279,793
Spirit Realty Capital, Inc., 6.00%, Series Ad		47,667	1,140,672

			1,420,465

OFFICE	1.0%
Arbor Realty Trust, Inc., 6.375%, Series Dd		7,200	147,672
Brookfield Property Partners LP, 5.75%, Series Ad		23,926	408,656
Brookfield Property Preferred LP, 6.25%, due 7/26/81		27,000	535,950
City Office REIT, Inc., 6.625%, Series Ad		20,543	434,895
Hudson Pacific Properties, Inc., 4.75%, Series Cd		28,000	533,400
SL Green Realty Corp., 6.50%, Series Id		14,408	359,912
TPG RE Finance Trust, Inc., 6.25%, Series Cd		9,294	184,951
Vornado Realty Trust, 5.25%, Series Md		20,933	414,892
Vornado Realty Trust, 5.25%, Series Nd		22,545	440,980
Vornado Realty Trust, 4.45%, Series Od		9,077	154,672

			3,615,980

RESIDENTIAL	0.9%
APARTMENT	0.1%
Centerspace, 6.625%, Series Cd		19,695	507,737

MANUFACTURED HOME	0.4%
Green Brick Partners, Inc., 5.75%, Series Ad		6,230	131,322
UMH Properties, Inc., 6.75%, Series Cd		33,269	836,716
UMH Properties, Inc., 6.375%, Series Dd		18,731	472,583

			1,440,621

See accompanying notes to the consolidated financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2022 (Unaudited)

		Shares	Value
SINGLE FAMILY	0.4%
American Homes 4 Rent, 5.875%, Series Gd		23,645	$578,120
American Homes 4 Rent, 6.25%, Series Hd		24,838	630,140

			1,208,260

TOTAL RESIDENTIAL			3,156,618

SELF STORAGE	0.3%
National Storage Affiliates Trust, 6.00%, Series Ad		15,031	372,769
Public Storage, 4.875%, Series Id		4,981	113,716
Public Storage, 4.70%, Series Jd		268	5,917
Public Storage, 4.00%, Series Pd		33,847	618,385

			1,110,787

SHOPPING CENTERS—COMMUNITY CENTER	0.7%
Saul Centers, Inc., 6.125%, Series Dd		39,100	907,429
Saul Centers, Inc., 6.00%, Series Ed		21,465	485,646
SITE Centers Corp., 6.375%, Series Ad		48,952	1,192,960

			2,586,035

TOTAL REAL ESTATE			23,716,277

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$32,239,982)			29,596,090

		Principal Amount
PREFERRED SECURITIES—CAPITAL SECURITIES	8.4%
BANKS	3.0%
Bank of America Corp., 6.10% to 3/17/25, Series AAd,e		$567,000	558,708
Bank of America Corp., 6.125% to 4/27/27, Series TTd,e		620,000	599,462
Bank of America Corp., 6.25% to 9/5/24, Series Xd,e		875,000	852,687
Bank of New York Mellon Corp./The, 3.75% to 12/20/26, Series Id,e		388,000	317,706
Citigroup, Inc., 4.00% to 12/10/25, Series Wd,e		900,000	780,750
Citigroup, Inc., 4.15% to 11/15/26, Series Yd,e		400,000	322,000
Citigroup, Inc., 5.95% to 1/30/23[d,e]		430,000	422,389
Citigroup, Inc., 5.95% to 5/15/25, Series Pd,e		400,000	371,841
Citigroup, Inc., 6.25% to 8/15/26, Series Td,e		430,000	420,275
Goldman Sachs Group, Inc./The, 4.125% to 11/10/26, Series Vd,e		400,000	327,500

See accompanying notes to the consolidated financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2022 (Unaudited)

		Principal Amount	Value
JPMorgan Chase & Co., 6.10% to 10/1/24, Series Xd,e		$430,000	$401,803
JPMorgan Chase & Co., 6.125% to 4/30/24, Series Ud,e		1,000,000	952,570
JPMorgan Chase & Co., 6.75% to 2/1/24, Series Sd,e		1,080,000	1,087,884
PNC Financial Services Group, Inc./The, 6.00% to 5/15/27, Series Ud,e		300,000	288,717
Regions Financial Corp., 5.75% to 6/15/25, Series Dd,e		200,000	198,542
SVB Financial Group, 4.00% to 5/15/26, Series Cd,e		870,000	664,010
SVB Financial Group, 4.25% to 11/15/26, Series Dd,e		550,000	416,023
Wells Fargo & Co., 3.90% to 3/15/26, Series BBd,e		1,120,000	965,300
Wells Fargo & Co., 5.875% to 6/15/25, Series Ud,e		400,000	390,960

			10,339,127

BANKS—FOREIGN	2.2%
Banco Santander SA, 7.50% to 2/8/24 (Spain)[d,e,f,g]		200,000	196,250
Barclays PLC, 8.00% to 6/15/24 (United Kingdom)[d,e,g]		800,000	788,000
BNP Paribas SA, 6.625% to 3/25/24, 144A (France)[d,e,g,h]		600,000	577,500
Credit Agricole SA, 6.875% to 9/23/24, 144A (France)[d,e,g,h]		300,000	289,796
Credit Suisse Group AG, 7.125% to 7/29/22 (Switzerland)[d,e,f,g]		500,000	499,715
Credit Suisse Group AG, 7.50% to 12/11/23, 144A (Switzerland)[d,e,g,h]		700,000	668,601
Credit Suisse Group AG, 9.75% to 6/23/27, 144A (Switzerland)[d,e,g,h]		400,000	409,500
Deutsche Bank AG, 7.50% to 4/30/25 (Germany)[d,e,g]		400,000	364,000
ING Groep N.V., 5.75% to 11/16/26 (Netherlands)[d,e,g]		600,000	549,501
ING Groep N.V., 6.75% to 4/16/24 (Netherlands)[d,e,f,g]		400,000	387,476
Lloyds Banking Group PLC, 7.50% to 6/27/24 (United Kingdom)[d,e,g]		400,000	388,766
Lloyds Banking Group PLC, 7.50% to 9/27/25 (United Kingdom)[d,e,g]		800,000	781,738
Societe Generale SA, 8.00% to 9/29/25, 144A (France)[d,e,g,h]		800,000	784,139
UBS Group AG, 7.00% to 1/31/24, 144A (Switzerland)[d,e,g,h]		800,000	781,298

			7,466,280

COMMUNICATIONS	0.0%
SBA Communications Corp., 3.125%, due 2/1/29		100,000	82,091

See accompanying notes to the consolidated financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2022 (Unaudited)

		Principal Amount	Value
ELECTRIC	0.1%
Southern Co./The, 3.75% to 6/15/26, due 9/15/51, Series 21-Ae		$535,000	$455,911

FINANCIAL	0.5%
CREDIT CARD	0.1%
American Express Co., 3.55% to 9/15/26[d,e]		219,000	178,728

INVESTMENT BANKER/BROKER	0.4%
Charles Schwab Corp./The, 4.00% to 12/1/30, Series Hd,e		500,000	385,500
Charles Schwab Corp./The, 4.00% to 6/1/26, Series Id,e		1,250,000	1,061,138

			1,446,638

TOTAL FINANCIAL			1,625,366

INSURANCE	0.4%
LIFE/HEALTH INSURANCE	0.1%
Prudential Financial, Inc., 5.625% to 6/15/23, due 6/15/43[e]		300,000	293,154

LIFE/HEALTH INSURANCE—FOREIGN	0.1%
Dai-ichi Life Insurance Co., Ltd./The, 4.00% to 7/24/26, 144A (Japan)[e,h]		300,000	282,132

PROPERTY CASUALTY	0.1%
Markel Corp., 6.00% to 6/1/25[d,e]		350,000	345,625

PROPERTY CASUALTY—FOREIGN	0.1%
QBE Insurance Group Ltd., 6.75% to 12/2/24, due 12/2/44 (Australia)[e,f]		606,000	608,029

TOTAL INSURANCE			1,528,940

INTEGRATED TELECOMMUNICATIONS SERVICES—FOREIGN	0.3%
Vodafone Group PLC, 4.125% to 3/4/31, due 6/4/81 (United Kingdom)[e]		800,000	600,681
Vodafone Group PLC, 7.00% to 1/4/29, due 4/4/79 (United Kingdom)[e]		300,000	295,172

			895,853

PIPELINES	0.2%
Energy Transfer LP, 6.50% to 11/15/26, Series Hd,e		200,000	177,283
Energy Transfer LP, 7.125% to 5/15/30, Series Gd,e		515,000	443,236

			620,519

See accompanying notes to the consolidated financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2022 (Unaudited)

		Principal Amount	Value
PIPELINES—FOREIGN	0.1%
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)[e]		$300,000	$277,967

REAL ESTATE	1.2%
DIVERSIFIED	0.1%
Spirit Realty LP, 3.40%, due 1/15/30		300,000	260,084

FINANCE	0.3%
Tanger Properties LP, 2.75%, due 9/1/31		225,000	176,447
VICI Properties LP, 5.125%, due 5/15/32		375,000	354,158
VICI Properties LP, 5.625%, due 5/15/52		200,000	182,431
VICI Properties LP / VICI Note Co Inc., 5.75%, due 2/1/27, 144Ah		500,000	475,352

			1,188,388

HEALTH CARE	0.0%
Sabra Health Care LP, 3.20%, due 12/1/31		100,000	79,472

HOTEL	0.0%
RLJ Lodging Trust LP, 4.00%, due 9/15/29, 144Ah		200,000	164,642

INDUSTRIALS	0.1%
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer, 4.875%, due 5/15/29, 144Ah		200,000	172,060

OFFICE	0.1%
Kilroy Realty LP, 2.65%, due 11/15/33		75,000	58,142
Office Properties Income Trust, 2.40%, due 2/1/27		200,000	163,587
Vornado Realty LP, 2.15%, due 6/1/26		150,000	133,830

			355,559

RETAIL—FOREIGN	0.4%
Scentre Group Trust 2, 4.75% to 6/24/26, due 9/24/80, 144A (Australia)[e,h]		600,000	535,314
Scentre Group Trust 2, 5.125% to 6/24/30, due 9/24/80, 144A (Australia)[e,h]		1,100,000	908,257

			1,443,571

SHOPPING CENTERS	0.2%
Kite Realty Group Trust, 4.75%, due 9/15/30		700,000	652,457

TOTAL REAL ESTATE			4,316,233

See accompanying notes to the consolidated financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2022 (Unaudited)

		Principal Amount	Value
TELECOMMUNICATION	0.1%
Vodafone Group PLC, 6.25% to 7/3/24, due 10/3/78 (United Kingdom)[e,f]		$400,000	$384,755

UTILITIES	0.3%
ELECTRIC	0.2%
NextEra Energy Capital Holdings, Inc., 5.00%, due 7/15/32		210,000	215,339
Sempra Energy, 4.125% to 1/1/27, due 4/1/52[e]		500,000	401,983

			617,322

ELECTRIC—FOREIGN	0.1%
Algonquin Power & Utilities Corp., 4.75% to 1/18/27, due 1/18/82 (Canada)[e]		400,000	333,729

TOTAL UTILITIES			951,051

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$32,332,409)			28,944,093

CORPORATE BONDS	0.9%
COMMUNICATIONS—TOWERS	0.1%
SBA Communications Corp., 3.875%, due 2/15/27		300,000	274,544

FINANCIAL	0.1%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.75%, due 6/15/29, 4.75%, 144Ah		300,000	231,353

INTEGRATED TELECOMMUNICATIONS SERVICES	0.1%
AT&T, Inc., 2.875%, to 3/2/25, Series Bd,e		500,000	459,102

REAL ESTATE	0.6%
DIVERSIFIED	0.2%
American Finance Trust, Inc./American Finance Operating Partner LP, 4.50%, due 9/30/28, 144Ah		550,000	432,723
CTR Partnership LP/CareTrust Capital Corp., 3.875%, due 6/30/28, 144Ah		400,000	342,356

			775,079

HEALTH CARE	0.0%
Diversified Healthcare Trust, 9.75%, due 6/15/25		150,000	148,185

NET LEASE	0.3%
Global Net Lease, Inc./Global Net Lease Operating Partnership LP, 3.75%, due 12/15/27, 144Ah		300,000	250,967

See accompanying notes to the consolidated financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2022 (Unaudited)

		Principal Amount	Value
VICI Properties LP/VICI Note Co., Inc., 4.125%, due 8/15/30, 144Ah		$594,000	$513,691
VICI Properties LP/VICI Note Co., Inc., 4.25%, due 12/1/26, 144Ah		350,000	320,392

			1,085,050

SHOPPING CENTERS—REGIONAL MALL	0.1%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC, 5.75%, due 5/15/26, 144Ah		250,000	228,820

TOTAL REAL ESTATE			2,237,134

TOTAL CORPORATE BONDS (Identified cost—$3,745,207)			3,202,133

		Ownership*
PRIVATE REAL ESTATE—OFFICE	1.1%
Legacy Gateway JV LLC, Plano, TXb		7.9%	3,801,125

TOTAL PRIVATE REAL ESTATE (Identified cost—$3,297,269)			3,801,125

		Shares
SHORT-TERM INVESTMENTS	1.8%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 1.04%[i]		6,061,601	6,061,601

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$6,061,601)			6,061,601

PURCHASED OPTION CONTRACTS (Premiums paid—$11,016)	0.0%		750

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$275,645,267)	98.9%		346,942,558
WRITTEN OPTION CONTRACTS (Premiums received—$92,686)	(0.0)		(91,178)
SERIES A CUMULATIVE PREFERRED STOCK, AT LIQUIDATION VALUE	(0.1)		(125,000)
OTHER ASSETS IN EXCESS OF LIABILITIES	0.0		359,910

NET ASSETS (Equivalent to $13.17 per share based on 26,348,094 shares of common stock outstanding)	100.0%		$347,086,290

See accompanying notes to the consolidated financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2022 (Unaudited)

Exchange-Traded Option Contracts

Purchased Options

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount[j]	Premiums Paid	Value
Call—Equinix Inc.	$740.00	7/15/22	11	$722,722	$11,016	$750

Written Options

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount[j]	Premiums Received	Value
Call—Equinix Inc	$760.00	7/15/22	(22)	$(1,445,444)	$(11,518)	$(676)
Call—American Tower Corp.	270.00	8/19/22	(25)	(638,975)	(9,546)	(15,000)
Call—Weyerhaeuser Co.	37.00	8/19/22	(160)	(529,920)	(8,966)	(8,000)
Put—Crown Castle International Corp.	160.00	8/19/22	(36)	(606,168)	(13,231)	(16,200)
Put—Iron Mountain Inc.	47.50	7/15/22	(135)	(657,315)	(11,282)	(12,690)
Put—Digital Realty Trust Inc.	125.00	8/19/22	(27)	(350,541)	(6,979)	(13,095)
Put—Prologis Inc.	110.00	8/19/22	(58)	(682,370)	(15,540)	(21,460)
			(463)	$(4,910,733)	$(77,062)	$(87,121)

Over-the-Counter Option Contracs

Written Options

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount[j]	Premiums Received	Value
Put—Americold Realty Trust	Goldman Sachs International	$26.50	7/15/22	(279)	$(838,116)	$(15,624)	$(4,057)

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	USD	25,123	EUR	23,796	7/5/22	$(186)
Brown Brothers Harriman	USD	476,024	EUR	455,286	7/5/22	1,093
Brown Brothers Harriman	EUR	479,082	USD	514,882	7/5/22	12,827
Brown Brothers Harriman	EUR	445,352	USD	466,457	8/2/22	(1,107)
						$12,627

See accompanying notes to the consolidated financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2022 (Unaudited)

Glossary of Portfolio Abbreviations

EUR	Euro Currency
REIT	Real Estate Investment Trust
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

*	Ownership % represents the Fund’s contractual ownership in the limited liability company prior to the impact of promote structures.
[a]

Restricted security. Aggregate holdings equal 0.4% of the net assets of the Fund. This security was acquired on August 3, 2020, at a cost of $1,335,937 ($62.50 per share). Security value is determined based on significant unobservable inputs (Level 3).

[b]	Security value is determined based on significant unobservable inputs (Level 3).
[c]	All or a portion of the security is pledged in connection with written option contracts. $2,440,639 in aggregate has been pledged as collateral.
[d]	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
[e]	Security converts to floating rate after the indicated fixed-rate coupon period.
[f]

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $2,076,225 which represents 0.6% of the net assets of the Fund, of which 0.0% are illiquid.

[g]

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $7,466,280 which represents 2.2% of the net assets of the Fund.

[h]

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $8,368,893 which represents 2.4% of the net assets of the Fund, of which 0.0% are illiquid.

[i]	Rate quoted represents the annualized seven-day yield.
[j]	Represents number of contracts multiplied by notional contract size multiplied by the underlying price.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

June 30, 2022 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$275,645,267)	$346,942,558
Cash	121,640
Foreign currency, at value (Identified cost—$402)	393
Receivable for:
Dividends and interest	1,160,518
Investment securities sold	491,486
Unrealized appreciation on forward foreign currency exchange contracts	13,920
Other assets	31,612

Total Assets	348,762,127

LIABILITIES:
Written option contracts, at value (Premiums received—$92,686)	91,178
Unrealized depreciation on forward foreign currency exchange contracts	1,293
Payable for:
Investment securities purchased	961,003
Investment advisory fees	201,555
Administration fees	11,517
Directors’ fees	191
Other liabilities	284,100

Total Liabilities	1,550,837

Series A Cumulative Preferred Stock (Preferred Stock) (125 shares authorized and issued at $1,000 per share) (Note 7)	125,000

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$347,086,290

NET ASSETS Applicable to Common Shareholders consist of:
Paid-in capital	263,329,649
Total distributable earnings/(accumulated loss)	83,756,641

$347,086,290

NET ASSET VALUE PER COMMON SHARE:
($347,086,290 ÷ 26,348,094 common shares outstanding)	$13.17

MARKET PRICE PER COMMON SHARE	$13.25

MARKET PRICE PREMIUM (DISCOUNT) TO NET ASSET VALUE PER COMMON SHARE	0.61%

See accompanying notes to the consolidated financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

CONSOLIDATED STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2022 (Unaudited)

Investment Income:
Dividend income	$3,980,528
Interest income	685,054

Total Investment Income	4,665,582

Expenses:
Investment advisory fees	1,330,230
Shareholder reporting expenses	120,468
Professional fees	116,158
Administration fees	103,743
Custodian fees and expenses	38,539
Transfer agent fees and expenses	17,748
Directors’ fees and expenses	6,668
Miscellaneous	10,749

Total Expenses	1,744,303

Net Investment Income (Loss)	2,921,279

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities	10,523,324
Written option contracts	246,485
Forward foreign currency exchange contracts	31,387
Foreign currency transactions	(1,105)

Net realized gain (loss)	10,800,091

Net change in unrealized appreciation (depreciation) on:
Investments in securities	(84,078,127)
Written option contracts	11,176
Forward foreign currency exchange contracts	16,701
Foreign currency translations	56

Net change in unrealized appreciation (depreciation)	(84,050,194)

Net Realized and Unrealized Gain (Loss)	(73,250,103)

Net Increase (Decrease) in Net Assets Resulting from Operations	(70,328,824)

Distributions Paid to Series A Cumulative Preferred Stockholders (Note 7)	(6,416)

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders From Operations	$(70,335,240)

See accompanying notes to the consolidated financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON SHARES (Unaudited)

	For the Six Months Ended June 30, 2022	For the Year Ended December 31, 2021
Change in Net Assets Applicable to Common Shareholders:
From Operations:
Net investment income (loss)	$2,921,279	$4,693,083
Net realized gain (loss)	10,800,091	32,807,106
Net change in unrealized appreciation (depreciation)	(84,050,194)	78,142,214
Distributions paid to Series A Cumulative Preferred Stockholders	(6,416)	—

Net increase (decrease) in net assets applicable to Common Shareholders from operations	(70,335,240)	115,642,403

Distributions to Common Shareholders	(12,635,361)	(30,739,379)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	712,300	909,057
Decrease in net assets from offering expenses from issuance of preferred stock	(19,400)	—

Net increase (decrease) in net assets from capital stock transactions	692,900	909,057

Total increase (decrease) in net assets applicable to Common Shareholders	(82,277,701)	85,812,081
Net Assets Applicable to Common Shareholders:
Beginning of period	429,363,991	343,551,910

End of period	$347,086,290	$429,363,991

See accompanying notes to the consolidated financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a common share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six Months Ended June 30, 2022[a]	For the Year Ended December 31,
Per Share Operating Data:		2021[a]	2020	2019	2018	2017
Net asset value per common share, beginning of period	$16.33	$13.09	$14.21	$11.89	$13.41	$13.35

Income (loss) from investment operations:
Net investment income (loss)[b]	0.11	0.18	0.26	0.29	0.30	0.30
Net realized and unrealized gain (loss)	(2.79)	4.23	(0.37)	2.99	(0.86)[c]	0.72
Distributions paid to Series A Cumulative Preferred Stockholders	(0.00)[d]	—	—	—	—	—

Total from investment operations applicable to common shares	(2.68)	4.41	(0.11)	3.28	(0.56)	1.02

Less dividends and distributions to common shareholders from:
Net investment income	(0.48)	(0.21)	(0.26)	(0.30)	(0.30)	(0.31)
Net realized gain	—	(0.96)	(0.75)	(0.66)	(0.66)	(0.63)
Tax return of capital	—	—	—	—	—	(0.02)

Total dividends and distributions to common shareholders	(0.48)	(1.17)	(1.01)	(0.96)	(0.96)	(0.96)

Anti-dilutive effect from the issuance of reinvested shares	—	0.00 [d]	0.00 [d]	0.00 [d]	—	—

Net increase (decrease) in net asset value per common share	(3.16)	3.24	(1.12)	2.32	(1.52)	0.06

Net asset value per common share, end of period	$13.17	$16.33	$13.09	$14.21	$11.89	$13.41

Market value per common share, end of period	$13.25	$17.16	$13.27	$14.48	$10.75	$12.77

Total net asset value return[e]	–16.62%[f]	34.70%	0.01%	28.14%	–4.04%[c]	8.33%

Total market value return[e]	–20.17%[f]	39.63%	–0.50%	44.42%	–8.89%	13.82%

See accompanying notes to the consolidated financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	For the Six Months Ended June 30, 2022[a]	For the Year Ended December 31,
Ratios/Supplemental Data:		2021[a]	2020	2019	2018	2017
Net assets applicable to common shareholders, end of period (in millions)	$347.1	$429.4	$343.6	$372.1	$310.7	$350.6

Ratios to average daily net assets:

Expenses	0.92%[g,h]	0.89%	0.88%	0.86%	0.89%[c]	0.87%

Net investment income (loss)	1.54%[g,h]	1.21%	2.10%	2.16%	2.41%	2.24%

Portfolio turnover rate	15%[f]	38%	53%	52%	29%	29%

Series A Cumulative Preferred Stock at liquidation value, end of period (in 000s)	$125.0	—	—	—	—	—

Asset coverage ratio for Series A Cumulative Preferred Stock	277,769%	—	—	—	—	—

Asset coverage, per $1,000 liquidation value per share of Series A Cumulative Preferred Stock	$2,777,690	—	—	—	—	—

[a]	Consolidated (see Note 1).
[b]	Calculation based on average shares outstanding.
[c]

During the reporting period the Fund settled legal claims against two issuers of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlements. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $(0.87). Additionally, the expense ratio includes extraordinary expenses related to the direct action. Without these expenses, the ratio of expenses to average daily net assets would have been 0.88%. Excluding the proceeds from and expenses relating to the settlements, the total return on a NAV basis would have been -4.10%.

[d]	Amount is less than $0.005.
[e]

Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund’s market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

[f]	Not annualized.
[g]	Annualized.
[h]	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to Series A Cumulative Preferred Stockholders.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Total Return Realty Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on September 4, 1992 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, closed-end management investment company. The Fund’s investment objective is high total return through investment in real estate securities.

Cohen & Steers RFI Trust (the REIT Subsidiary), is a wholly-owned subsidiary of the Fund organized under the laws of the state of Maryland as a statutory trust on September 29, 2021 that commenced operations on November 30, 2021. The REIT Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund, consistent with the Fund’s investment objectives and policies. The Fund expects that it will achieve a significant portion of its exposure to private real estate investments through investment in the REIT Subsidiary. The REIT Subsidiary may use wholly-owned, limited liability companies to contain the exposure of individual private real estate investments. Unlike the Fund, the REIT Subsidiary may invest without limitation in private real estate. Investments in the REIT Subsidiary are limited to 25% of the Fund’s total assets. The Consolidated Schedule of Investments includes positions of the Fund and the REIT Subsidiary. The financial statements have been consolidated and include the accounts of the Fund and the REIT Subsidiary. All significant inter-company balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its consolidated financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the consolidated financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The Fund utilizes an independent valuation services firm (the Independent Valuation Advisor) to assist the investment manager in the determination of the Fund’s fair value of private real estate investments held by the REIT Subsidiary. Limited scope appraisals are prepared on a monthly basis and typically include a limited comparable sales and a full discounted cash flow analysis. Annually, a full scope, detailed appraisal report is completed which typically includes market analysis, cost approach, sales comparison approach and an income approach containing a discounted cash flow analysis. The full scope report is prepared by a third-party appraisal firm. The investment manager, including through communication with the Independent Valuation Advisor, monitors for material events that the investment manager believes may be expected to have a material impact on the most recent estimated fair values of such private real estate investments. However, rapidly changing market conditions or material events may not be immediately reflected in the Fund’s or REIT Subsidiary’s daily NAV. The investment manager, in conjunction with the Independent Valuation Advisor, values the private real estate investments using the valuation methodology it deems most appropriate and consistent with industry best practices and market conditions. The investment manager expects the primary methodology used to value private real estate investments will be the income approach. Consistent with industry practices, the income approach incorporates actual contractual lease income, professional judgments regarding comparable rental and operating expense data, the capitalization or discount rate and projections of future rent and expenses based on appropriate market evidence, and other subjective factors. Other methodologies that may also be used to value properties include, among other approaches, sales

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

comparisons and cost approaches. Private real estate appraisals are reported on a free and clear basis (i.e. any property-level indebtedness that may be in place is not incorporated into the valuation). Property level debt is valued separately in accordance with GAAP.

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities would be categorized as Level 2 or 3 in the hierarchy, depending on the relative significance of the valuation inputs. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security’s underlying assets and liabilities.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

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•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the inputs used as of June 30, 2022 in valuing the Fund’s investments carried at value:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Common Stock:
Real Estate—Industrials	$40,836,837	$—	$1,974,209	[a]	$42,811,046
Other Industries	232,525,720	—	—		232,525,720
Preferred Securities—$25 Par Value	29,596,090	—	—		29,596,090
Preferred Securities—Capital Securities	—	28,944,093	—		28,944,093
Corporate Bonds	—	3,202,133	—		3,202,133
Private Real Estate—Office	—	—	3,801,125	[b]	3,801,125
Short-Term Investments	—	6,061,601	—		6,061,601
Purchased Option Contracts	—	750	—		750

Total Investments in Securities[c]	$302,958,647	$38,208,577	$5,775,334		$346,942,558

Forward Foreign Currency Exchange Contracts	$—	$13,920	$—		$13,920

Total Derivative Assets[c]	$—	$13,920	$—		$13,920

Forward Foreign Currency
Exchange Contracts	$—	$(1,293)	$—		$(1,293)
Written Option Contracts	(70,245)	(16,876)	—		(87,121)

Total Derivative Liabilities[c]	$(70,245)	$(18,169)	$—		$(88,414)

[a]	Restricted security, where observable inputs are limited, has been fair valued by the Valuation Committee, pursuant to the Fund’s fair value procedures and classified as Level 3 security.

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[b]

Private Real Estate, where observable inputs are limited, has been fair valued by the Valuation Committee, pursuant to the Fund’s fair value procedures and classified as Level 3 security. See Note 1-Portfolio Valuation.

[c]	Portfolio holdings are disclosed individually on the Consolidated Schedule of Investments.

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stock— Real Estate— Industrials	Private Real Estate— Office
Balance as of December 31, 2021	$2,182,913	$—
Purchases	—	7,129,806
Return of capital distribution	—	(3,832,537)
Change in unrealized appreciation (depreciation)	(208,704)	503,856

Balance as of June 30, 2022	$1,974,209	$3,801,125

The change in unrealized appreciation (depreciation) attributable to securities owned on June 30, 2022 which were valued using significant unobservable inputs (Level 3) amounted to $295,152.

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy.

	Fair Value at June 30, 2022	Valuation Technique	Unobservable Inputs	Amount	Valuation Impact from an Increase in Input[a]
Common Stock— Real Estate— Industrials	$1,974,209	Market Comparable Companies	Enterprise Value/ EBITDA[b] Multiple Liquidity Discount	24.0x 15%	Increase Decrease

Private Real Estate— Office	$3,801,125	Discounted Cash Flow	Discount Rate Terminal Capitalization Rate	7.00% 6.00%	Decrease Decrease

[a]

Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may result in a materially higher or lower fair value measurement.

[b]	Earnings Before Interest, Taxes, Depreciation and Amortization.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from real estate investment trusts (REITs) are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign currency transaction gains or losses arise from sales of foreign currencies, (excluding gains and losses on forward foreign currency exchange contracts, which are presented separately, if any), currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Consolidated Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Consolidated Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared quarterly and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund’s Reinvestment Plan, unless the shareholder has elected to have them paid in cash.

The Fund has a managed distribution policy in accordance with exemptive relief issued by the U.S. Securities and Exchange Commission (SEC). The Plan gives the Fund greater flexibility to realize long-term capital gains throughout the year and to distribute those gains on a more regular basis to shareholders. Therefore, regular monthly distributions throughout the year may include a portion of estimated realized long-term capital gains, along with net investment income, short-term capital gains and return of capital, which is not taxable. In accordance with the Plan, the Fund is required to adhere to certain conditions in order to distribute long-term capital gains during the year.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2022, the investment manager considers it likely that a portion of the dividends will be reclassified to distributions from net realized gain and tax return of capital upon the final determination of the Fund’s taxable income after December 31, 2022 the Fund’s fiscal year end.

Distributions Subsequent to June 30, 2022: The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report.

Ex-Date	Record Date	Payable Date	Amount
7/12/22	7/13/22	7/29/22	$0.08
8/16/22	8/17/22	8/31/22	$0.08
9/13/22	9/14/22	9/30/22	$0.08

Distributions to holders of Series A Cumulative Preferred Stock are accrued daily and paid semi-annually and are determined as described in Note 7. The payments made to the holders of the Fund’s Series A Cumulative Preferred Stock are treated as dividends or distributions.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of June 30, 2022, no additional provisions for income tax are required in the Fund’s consolidated financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

The REIT Subsidiary intends to elect to be taxed as a REIT under Subchapter M of the Code. The REIT Subsidiary’s qualification and taxation as a REIT depends upon the REIT Subsidiary’s ability to meet on a continuing basis, through actual operating results, certain qualification tests set forth in the Code. Those qualification tests involve the percentage of income that it earns from specified sources, the percentage of its assets that falls within specified categories, the diversity of the ownership of its shares, and the percentage of its taxable income that the REIT Subsidiary distributes. As a REIT, the REIT Subsidiary generally will be allowed to deduct dividends paid to its shareholders and, as a result, the REIT Subsidiary will not be subject to U.S. federal income tax on that portion of its ordinary income and net capital gain that the REIT Subsidiary annually distributes to its shareholders, as long as the REIT Subsidiary meets the minimum distribution requirements under the Code. The REIT Subsidiary intends to make distributions on a regular basis as necessary to avoid material U.S. federal income tax and to comply with the REIT distribution requirements.

Note 2. Investment Advisory Fees, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at an annual rate of 0.70% of the average daily net assets of the Fund.

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.04% of the average daily net assets of the Fund. For the six months ended June 30, 2022, the Fund incurred $27,730 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor, which was reimbursed by the Fund, in the amount of $1,142 for the six months ended June 30, 2022.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2022, totaled $64,565,283 and $67,392,853, respectively.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 4. Investments in Non-Consolidated Limited Liability Company

In accordance with requirements under Regulation S-X Rules 3-09 and 4-08(g), the Fund evaluates its unconsolidated subsidiaries as significant subsidiaries under the rules and, accordingly, below is summary financial information for the Fund’s investments in non-consolidated limited liability companies at historical cost as of June 30, 2022. The Fund states its ownership interests in non-consolidated limited liability companies at fair value.

Legacy Gateway JV LLC[a]
Balance Sheet:
Assets:
Real estate, net (total cost)	$87,993,256
Cash	6,138,764
Other current assets	1,861,754

Total Assets	$95,993,774

Liabilities and Equity:
Mortgage notes payable	$52,000,000
Accrued expenses and accounts payable	2,222,695
Tenant security deposits	65,447
Other liabilities	153,737

Total Liabilities	54,441,879

Equity	41,551,895

Total Liabilities and Equity	$95,993,774

Income Statement
Revenue	$4,008,196
Expenses	3,152,006

Net Income	$856,190

[a]

Represents summarized financial information of Legacy Gateway JV LLC, a Class A office building located at 6860 N. Dallas Parkway, Plano, Texas 75024, which includes 100% of ownership interests in the limited liability company.

Note 5. Income Tax Information

As of June 30, 2022, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$275,645,267

Gross unrealized appreciation on investments	$83,448,311
Gross unrealized appreciation on investments	(12,136,916)

Net unrealized appreciation (depreciation) on investments	$71,311,395

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 6. Derivative Investments

The following tables present the value of derivatives held at June 30, 2022 and the effect of derivatives held during the six months ended June 30, 2022, along with the respective location in the consolidated financial statements.

Consolidated Statement of Assets and Liabilities

	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Equity Risk:
Purchased Option Contracts—Exchange-Traded[a]	Investments in securities, at value	$750	—	$—
Written Option Contracts—Exchange-Traded[a]	—	—	Written option contracts, at value	87,121
Written Option Contracts—Over-the-Counter	—	—	Written option contracts, at value	4,057
Foreign Exchange Risk:
Forward Foreign Currency Exchange Contracts[b]	Unrealized appreciation	13,920	Unrealized depreciation	1,293

[a]	Not subject to a master netting agreement or another similar arrangement.
[b]	Forward foreign currency exchange contracts executed with Brown Brothers Harriman are not subject to a master netting agreement or another similar arrangement.

Consolidated Statement of Operations

Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Equity Risk:
Purchased Option Contracts[a]	Net Realized and Unrealized Gain (Loss)	$(32,597)	$(10,266)
Written Option Contracts	Net Realized and Unrealized Gain (Loss)	246,485	11,176
Foreign Exchange Risk:
Forward Foreign Currency Exchange Contracts	Net Realized and Unrealized Gain (Loss)	31,387	16,701

[a]	Purchased options are included in net realized gain (loss) and change in unrealized appreciation (depreciation) on investments in securities

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

At June 30, 2022, the Fund’s derivative assets and liabilities (by type), which are subject to a master netting agreement, are as follows:

Derivative Financial Instruments	Assets	Liabilities
Equity Risk:
Written Option Contracts—Over-the-Counter	$—	$4,057

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received and pledged by the Fund, if any, as of June 30, 2022:

Counterparty	Gross Amount of Liabilities Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged[a]	Net Amount of Derivative Liabilities[b]
Goldman Sachs International	$4,057	$—	$—	$4,057

[a]	Collateral received or pledged is limited to the net derivative asset or net derivative liability amounts. Actual collateral amounts received or pledged may be higher than amounts above.
[b]	Net amount represents the net receivable from the counterparty or the net payable due to the counterparty in the event of default.

The following summarizes the volume of the Fund’s option contracts and forward foreign currency exchange contracts activity for the six months ended June 30, 2022:

	Purchased Option Contracts[a,b]	Written Option Contracts[a,b]	Forward Foreign Currency Exchange Contracts
Average Notional Amount	$980,957	$7,698,733	$537,123

[a]	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.
[b]

Average notional amounts represent the average for all months in which the Fund had option exchange contracts outstanding at month end. For the period, this represents four months for purchased option contracts and six months for written option contracts.

Note 7. Series A Cumulative Preferred Stock

On January 27, 2022, the Fund’s wholly-owned REIT Subsidiary completed a private placement of 125 shares of 12.0% Series A Cumulative Non-Voting Preferred Stock (the Preferred Stock) for aggregate gross proceeds of $125,000. The Preferred Stock has a liquidation preference of $1,000 per

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share plus an amount equal to accrued but unpaid dividends (the Liquidation Preference). The Preferred Stock dividends are cumulative at a rate of 12.0% per annum and are redeemable under certain conditions by the REIT Subsidiary or subject to mandatory redemption upon default of certain coverage requirements at a redemption price equal to the Liquidation Preference.

Note 8. Capital Stock

The Fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share.

During the six months ended June 30, 2022, the Fund issued 48,523 shares of common stock at $712,297 for the reinvestment of dividends. During the year ended December 31, 2021, the Fund issued 60,692 shares of common stock at $909,057 for the reinvestment of dividends.

On December 7, 2021, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management’s discretion and subject to market conditions and investment considerations, of up to 10% of the Fund’s common shares outstanding (Share Repurchase Program) as of January 1, 2022, through December 31, 2022.

During the six months ended June 30, 2022 and year ended December 31, 2021, the Fund did not effect any repurchases.

Note 9. Other Risks

Market Price Discount from Net Asset Value Risk: Shares of closed-end investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the shares at the time of sale is above or below the investor’s purchase price for the shares. Because the market price of the shares is determined by factors such as relative supply of and demand for shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the shares may trade at, above or below NAV.

Common Stock Risk: While common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks have also experienced significantly more volatility in those returns, although under certain market conditions, fixed-income investments may have comparable or greater price volatility. The value of common stocks and other equity securities will fluctuate in response to developments concerning the company, political and regulatory circumstances, the stock market, and the economy. In the short term, stock prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, stocks of large companies can react differently than stocks of smaller companies, and value stocks (stocks of companies that are undervalued by various measures and have potential for long-term capital appreciation), can react differently from growth stocks (stocks of companies with attractive cash flow returns on invested capital and earnings that are expected to grow). These developments can affect a single company, all

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companies within the same industry, economic sector or geographic region, or the stock market as a whole.

Real Estate Market Risk: Since the Fund concentrates its assets in companies engaged in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Risks of investing in real estate securities include falling property values due to increasing vacancies, declining rents resulting from economic, legal, tax, political or technological developments, lack of liquidity, limited diversification, and sensitivity to certain economic factors such as interest-rate changes and market recessions. Real estate company prices also may drop because of the failure of borrowers to pay their loans and poor management, and residential developers, in particular, could be negatively impacted by falling home prices, slower mortgage origination and rising construction costs. The risks of investing in REITs are similar to those associated with direct investments in real estate securities.

REIT Risk: In addition to the risks of securities linked to the real estate industry, REITs are subject to certain other risks related to their structure and focus. REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to (i) qualify for pass-through of income under applicable tax law, or (ii) maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Small- and Medium-Sized Companies Risk: Real estate companies in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company’s stock price than is the case for a larger company. Further, smaller company stocks may perform differently in different cycles than larger company stocks. Accordingly, real estate company shares can, and at times will, perform differently than large company stocks.

Preferred Securities Risk: Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case in an environment of low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company’s capital structure. During periods of declining interest rates, an issuer may be able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Fund may be forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.

Options Risk: Gains on options transactions depend on the investment advisor’s ability to predict correctly the direction of stock prices, indexes, interest rates, and other economic factors, and unanticipated changes may cause poorer overall performance for the Fund than if it had not engaged in such transactions. A rise in the value of the security or index underlying a call option written by the Fund exposes the Fund to possible loss or loss of opportunity to realize appreciation in the value of any portfolio securities underlying or otherwise related to the call option. By writing a put option, the Fund assumes the risk of a decline in the underlying security or index. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position, and for certain options not traded on an exchange no market usually exists. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or an options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange.

Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, that Fund may experience losses in some cases as a result of such inability, may not be able to close its position and, in such an event would be unable to control its losses.

Private Real Estate Risk: The Fund’s investments in private real estate include additional risks. For example, lease defaults, terminations by one or more tenants or landlord-tenant disputes may reduce the Fund’s revenues and net income. Any of these situations may result in extended periods during which there is a significant decline in revenues or no revenues generated by a property. If this occurred, it could adversely affect the Fund’s results of operations.

The Fund’s investments in private real estate are expected to be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

REIT Subsidiary Risk: Investments in a REIT Subsidiary are subject to risks associated with the direct ownership of real estate. A REIT Subsidiary, and therefore the Fund, may be affected by changes in the real estate markets generally as well as changes in the values of any properties owned by a REIT Subsidiary or securing any mortgages owned by a REIT Subsidiary (which changes in value could be influenced by market conditions for real estate in general or issues related to the particular property). If a REIT Subsidiary’s underlying assets are concentrated in properties used by a particular industry, it will be subject to risks associated with such industry.

By investing through a REIT Subsidiary, the Fund bears the fees and expenses of the REIT Subsidiary (including, among other things operating costs, transaction expenses, administrative and custody fees, legal expenses and custody expenses). Thus, investing through a REIT Subsidiary may cause the Fund to be subject to higher operating expenses than if it invested directly.

Real Estate Limited Liability Company Risk: The Fund through a REIT subsidiary may invest in real estate limited liability companies with third parties. The Fund may also make investments in partnerships or other co-ownership arrangements or participations. Such investments may involve risks not otherwise present with other methods of investment, which include risks associated with having a limited liability

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

company partner, such as the real estate limited liability company partner becoming insolvent or bankrupt, engaging in fraud or other misconduct or having economic or business interests or goals that conflict with the Fund’s business interest or goals. Also, the terms of the limited liability company agreement could restrict the Fund’s ability to sell or transfer its interest to a third party or could cause the Fund to sell its interest or acquire its partner’s interest at a time when the Fund otherwise would not have initiated such a transaction.

In addition, disputes between the Fund and its real estate limited liability company partners may result in litigation or arbitration that would increase the Fund’s expenses and prevent the Fund’s officers and trustees from focusing their time and efforts on the Fund’s business. Any of the above might subject the Fund to liabilities and thus reduce its returns on the investment with that real estate limited liability company partner.

Geopolitical Risk: Occurrence of global events similar to those in recent years, such as war (including Russia’s military invasion of Ukraine), terrorist attacks, natural or environmental disasters, country instability, infectious disease epidemics, such as that caused by COVID-19, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. Events occurring in one region of the world may negatively impact industries and regions that are not otherwise directly impacted by the events. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.

Although the long-term economic fallout of COVID-19 is difficult to predict, it has contributed to, and may continue to contribute to, market volatility, inflation and systemic economic weakness. In addition, the U.S. government and other central banks across Europe, Asia, and elsewhere announced and/or adopted economic relief packages in response to COVID-19. The end of any such program could cause market downturns, disruptions and volatility, particularly if markets view the ending as premature. The COVID-19 pandemic and its effects are expected to continue, and therefore the economic outlook, particularly for certain industries and businesses, remains inherently uncertain.

On January 31, 2020, the United Kingdom (UK) withdrew from the European Union (EU) (referred to as Brexit), commencing a transition period that ended on December 31, 2020. The EU-UK Trade and Cooperation Agreement, a bilateral trade and cooperation deal governing the future relationship between the UK and the EU (TCA), provisionally went into effect on January 1, 2021, and entered into force officially on May 1, 2021. Notwithstanding the TCA, following the transition period, there is likely to be considerable uncertainty as to the UK’s post-transition framework, including how the financial markets will react. As this process unfolds, markets may be further disrupted. Given the size and importance of the UK’s economy, uncertainty about its legal, political and economic relationship with the remaining member states of the EU may continue to be a source of instability.

On February 24, 2022, Russia launched a large-scale invasion of Ukraine significantly amplifying already existing geopolitical tensions. The United States and many other countries have instituted various economic sanctions against Russian individuals and entities. The extent and duration of the

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

military action, sanctions imposed and other punitive actions taken and resulting future market disruptions in Europe and globally cannot be easily predicted, but could be significant and have a severe adverse effect on the global economy, securities markets and commodities markets globally. To the extent the Fund has exposure to the energy sector, the Fund may be especially susceptible to these risks. These disruptions may also make it difficult to value the Fund’s portfolio investments and cause certain of the Fund’s investments to become illiquid. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. SEC’s final rules, related requirements and amendments to modernize reporting and disclosure, along with other potential upcoming regulations, could, among other things, restrict the Fund’s ability to engage in transactions, and/or increase overall expenses of the Fund. In addition to recently adopted Rule 18f-4, which governs the way derivatives are used by registered investment companies, the SEC, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of the use of derivatives by registered investment companies, which could affect the nature and extent of instruments used by the Fund. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests and its ability to execute its investment strategy. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

LIBOR Risk: Many financial instruments are tied to the London Interbank Offered Rate, or “LIBOR,” to determine payment obligations, financing terms, hedging strategies, or investment value. LIBOR is the offered rate for short-term Eurodollar deposits between major international banks. The Head of the UK Financial Conduct Authority the (FCA) and LIBOR’s administrator, ICE Benchmark Administration (IBA) ceased publication of most LIBOR settings at the end of 2021 and the IBA is expected to cease publication of a majority of U.S. dollar LIBOR settings after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate (SOFR) for U.S. dollar LIBOR and the Sterling Overnight Interbank Average Rate for GBP LIBOR). Other countries are introducing their own local-currency-denominated alternative reference rates for short-term lending and global consensus on alternative rates is lacking.

There remains uncertainty and risk regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments, the suitability of the proposed replacement rates, and the process for amending existing contracts and instruments remains unclear. As such, the transition away from LIBOR may lead to increased volatility and illiquidity in markets that are tied to LIBOR, reduced values of, inaccurate valuations of, and miscalculations of payment amounts for LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and reduced effectiveness of hedging strategies, adversely affecting the Fund’s performance or NAV. In addition, any alternative reference rate may be a less effective substitute

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

resulting in prolonged adverse market conditions for the Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the cessation of LIBOR publications.

Note 10. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 11. New Accounting Pronouncement

In January 2021, the Financial Accounting Standards Board issued Accounting Standards Update No. 2021-01 (ASU 2021-01), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, and the reference rate reform initiatives that regulators have undertaken to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective immediately through December 31, 2022, for all entities. Management does not expect any impact to the Fund’s net assets or results of operations.

Note 12. Subsequent Events

Management has evaluated events and transactions occurring after June 30, 2022 through the date that the consolidated financial statements were issued, and has determined that no additional disclosure in the consolidated financial statements is required.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

PROXY RESULTS (Unaudited)

Cohen & Steers Total Return Realty Fund, Inc. shareholders voted on the following proposals at the annual meeting held on April 27, 2022. The description of each proposal and number of shares voted are as follows:

Common Shares	Shares Voted For	Authority Withheld
To elect Directors:

Joseph M. Harvey	19,394,513	343,042
Gerald J. Maginnis	19,437,898	299,657
Daphne L. Richards	19,386,060	351,495

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

(The following pages are unaudited)

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in ‘Street Name’ to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 866-227-0757, (ii) on our website at cohenandsteers.com or (iii) on the U.S. Securities and Exchange Commission’s (SEC) website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 866-227-0757 or (ii) on the SEC’s website at http://www.sec.gov.

Disclosures of the Fund’s complete holdings are required to be made monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. The Fund’s Form N-PORT is available (i) without charge, upon request, by calling 866-227-0757 or (ii) on the SEC’s website at http://www.sec.gov.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s investment company taxable income and net realized gains are a return of capital distributed from the Fund’s assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Notice is hereby given in accordance with Rule 23c-1 under the 1940 Act that the Fund may purchase, from time to time, shares of its common stock in the open market.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

The following information in this semiannual shareholder report is a summary of certain changes since the Fund’s most recent annual shareholder report. This information may not reflect all of the changes that have occurred since you purchased the Fund.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund’s investment advisory agreement (the Advisory Agreement), or interested persons of any such party (the Independent Directors), has the responsibility under the Investment Company Act of 1940 to approve the Fund’s Advisory Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. The Advisory Agreement was discussed at a meeting of the Independent Directors, in their capacity as the Contract Review Committee, held on June 7, 2022 and at meetings of the full Board of Directors held on March 15, 2022 and June 14, 2022. The Independent Directors, in their capacity as the Contract Review Committee, also discussed the Advisory Agreement in executive session on June 14, 2022. At the meeting of the full Board of Directors on June 14, 2022, the Advisory Agreement was unanimously continued for a term ending June 30, 2023 by the Fund’s Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meetings and executive session.

In considering whether to continue the Advisory Agreement, the Board of Directors reviewed materials provided by an independent data provider, which included, among other items, fee, expense and performance information compared to peer funds (the Peer Funds and, collectively with the Fund, the Peer Group) and performance comparisons to a larger category universe; summary information prepared by the Fund’s investment advisor (the Investment Advisor); and a memorandum from counsel to the Independent Directors outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment advisory personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Advisor throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund’s objective. The Board of Directors also considered information provided by the Investment Advisor in response to a request for information submitted by counsel to the Independent Directors, on behalf of the Independent Directors, as well as information provided by the Investment Advisor in response to a supplemental request. Additionally, the Independent Directors noted that in connection with their considerations, that they had received information from the Investment Advisor about, and discussed with the Investment Advisor, the operations of its business continuity plan and related matters and the operations of third party service providers during the COVID-19 pandemic. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Advisor: The Board of Directors reviewed the services that the Investment Advisor provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, placing orders for the investment and reinvestment of the Fund’s assets, furnishing information to the Board of Directors of the Fund regarding the Fund’s portfolio, providing individuals to serve as Fund officers, and generally managing the Fund’s investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions conducted on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Investment Advisor to its other funds and accounts, including those that have investment objectives and strategies similar to those of the Fund. The Board of Directors also considered the education, background and experience of the Investment Advisor’s personnel, particularly noting the potential benefit that the portfolio managers’ work experience and favorable reputation can have on the Fund. The Board of Directors further noted the Investment Advisor’s ability to attract qualified and experienced personnel. The Board of Directors also considered the administrative services provided by the Investment Advisor, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Advisor are satisfactory and appropriate.

(ii) Investment performance of the Fund and the Investment Advisor: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to a relevant linked benchmark and a relevant linked blended benchmark. The Board of Directors noted that the Fund outperformed the Peer Group medians for the three-, five- and ten-year periods ended March 31, 2022, ranking one out of four, one out of four, and two out of four peers for each period, respectively. The Board of Directors noted that the Fund underperformed the Peer Group median for the one-year period ended March 31, 2022, ranking three out of four peers for the period. The Board of Directors also noted that the Fund outperformed the linked blended benchmark for the one-, three-, five- and ten-year periods ended March 31, 2022. The Board of Directors further noted that the Fund outperformed the linked benchmark for the three-, five-, and ten-year periods ended March 31, 2022. The Fund underperformed the linked benchmark for the one-year period ended March 31, 2022.

The Board of Directors engaged in discussions with the Investment Advisor regarding the contributors to and detractors from the Fund’s performance during the period, including the relevant implications of the continuing COVID-19 pandemic. The Board of Directors also considered supplemental information provided by the Investment Advisor, including a narrative summary of various factors affecting performance, and the Investment Advisor’s performance in managing similarly managed funds and accounts. The Board of Directors determined that Fund performance, in light of all the considerations noted above, supported the continuation of the Advisory Agreement.

(iii) Cost of the services to be provided and profits to be realized by the Investment Advisor from the relationship with the Fund: Next, the Board of Directors considered the contractual and actual management fees paid by the Fund, as well as the Fund’s total expense ratio. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors noted that the Fund’s actual management fee and total expense ratio were the lowest in the Peer Group. In light of the considerations above, the Board of Directors concluded that the Fund’s current expense structure was satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Advisor of its relationship with the Fund. The Board of Directors considered the level of the Investment Advisor’s profits and whether the profits were reasonable for the Investment Advisor. The Board of Directors took into consideration other benefits to be derived by the Investment Advisor in connection with the Advisory Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, that the Investment Advisor receives by allocating the Fund’s brokerage transactions. The Board of Directors further considered that the Investment Advisor continues to reinvest profits back in the business, including upgrading and/or implementing new trading, compliance and accounting systems, and by adding investment personnel

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

to the portfolio management teams. The Board of Directors also considered the administrative services provided by the Investment Advisor and the associated administration fee paid to the Investment Advisor for such services under the Administration Agreement. The Board of Directors determined that the services received under the Administration Agreement are beneficial to the Fund. The Board of Directors concluded that the profits realized by the Investment Advisor from its relationship with the Fund were reasonable and consistent with the Investment Advisor’s fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors noted that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board of Directors determined that, given the Fund’s closed-end structure, there were no significant economies of scale that were not already being shared with shareholders. In considering economies of scale, the Board of Directors also noted, as discussed above in (iii), that the Investment Advisor continues to reinvest profits back in the business.

(v) Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisors or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Advisory Agreement to those under other investment advisory contracts of other investment advisors managing Peer Funds. The Board of Directors also compared the services rendered and fees paid under the Advisory Agreement to fees paid, including the ranges of such fees, under the Investment Advisor’s other fund management agreements and advisory contracts with institutional and other clients with similar investment mandates, noting that the Investment Advisor provides more services to the Fund than it does for institutional or subadvised accounts. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Advisor in developing and managing the Fund that the Investment Advisor does not have with institutional and other clients and other differences in the management of registered investment companies and institutional accounts. The Board of Directors determined that on a comparative basis the fees under the Advisory Agreement were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors, and each Director may have assigned different weights to the various factors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Advisory Agreement.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 800.330.7348

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan Limited, Cohen & Steers UK Limited, Cohen & Steers Ireland Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Cohen & Steers Open-End Mutual Funds

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSJAX, CSJCX, CSJIX, CSRSX, CSJRX, CSJZX

COHEN & STEERS REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS PREFERRED SECURITIES

AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS LOW DURATION PREFERRED

AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXFX, LPXIX, LPXRX, LPXZX

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND

•	Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS ALTERNATIVE INCOME FUND

•	Designed for investors seeking high current income and capital appreciation, investing in equity, preferred and debt securities, focused on real assets and alternative income strategies

•	Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

OFFICERS AND DIRECTORS

Joseph M. Harvey

Director, Chairman and Vice President

Adam M. Derechin

Director

Michael G. Clark

Director

George Grossman

Director

Dean A. Junkans

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Daphne L. Richards

Director

Ramona Rogers-Windsor

Director

James Giallanza

President and Chief Executive Officer

Albert Laskaj

Treasurer and Chief Financial Officer

Dana A. DeVivo

Secretary and Chief Legal Officer

Stephen Murphy

Chief Compliance Officer

and Vice President

Yigal D. Jhirad

Vice President

William F. Scapell

Vice President

Jason A. Yablon

Vice President

Mathew Kirschner

Vice President

KEY INFORMATION

Investment Advisor and Administrator

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, NY 10017

(212) 832-3232

Co-Administrator and Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent

Computershare

150 Royall Street

Canton, MA 02021

(866) 227-0757

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

New York Stock Exchange Symbol:    RFI

Website: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Performance data quoted represents past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

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Cohen & Steers

Total Return

Realty Fund

(RFI)

Semiannual Report June 30, 2022

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website at www.cohenandsteers.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, by signing up at www.cohenandsteers.com.

You may elect to receive all future reports in paper, free of charge, at any time. If you invest through a financial intermediary, you can contact your financial intermediary or, if you are a direct investor, you can call (866) 227-0757 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held within the fund complex if you invest directly with the Fund.

RFISAR

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

(a) Not Applicable.

(b) The registrant has not had any change in the portfolio managers identified in response to paragraph (a)(1) of this item in the registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	The Fund did not engage in any securities lending activity during the fiscal year ended December 31, 2021.

(b)	The Fund did not engage in any securities lending activity and did not engage a securities lending agent during the fiscal year ended December 31, 2021.

Item 13. Exhibits.

(a)(1) Not Applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

(c) Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions pursuant to the Registrant’s Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

By:	/s/ James Giallanza
Name: James Giallanza
Title: Principal Executive Officer
(President and Chief Executive Officer)

Date: September 7, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James Giallanza
Name: James Giallanza
Title: Principal Executive Officer
(President and Chief Executive Officer)

By:	/s/ Albert Laskaj
Name: Albert Laskaj
Title: Principal Financial Officer
(Treasurer and Chief Financial Officer)

Date: September 7, 2022